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                                                                   EXHIBIT 10.27







                       TERAYON COMMUNICATION SYSTEMS, INC.



                                      CODE

                                       OF

                                BUSINESS CONDUCT











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                                TABLE OF CONTENTS

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
TERAYON'S CODE OF BUSINESS CONDUCT................................................................................1
   POLICY STATEMENT...............................................................................................1
   APPROVALS AND WAIVERS..........................................................................................2

CONFLICTS OF INTEREST.............................................................................................2
   Activities Outside the Terayon.................................................................................2
   Indirect Interests and Relationships...........................................................................3
   Community Activities...........................................................................................3
   Service on Boards of Directors or Standing Committees..........................................................3
   Competitor Relationships.......................................................................................4
   Corporate Opportunities........................................................................................4

BUSINESS RELATIONSHIPS............................................................................................4
   Customer Relationships.........................................................................................5
   Selecting Suppliers............................................................................................5
   Working With Existing Suppliers................................................................................6
   Sales Agents, Representatives, Distributors, and Consultants...................................................6
   Contracts and Commitments......................................................................................6

FAIR COMPETITION..................................................................................................6

GIFTS, GRATUITIES, ENTERTAINMENT AND OTHER CONSIDERATIONS.........................................................7
   Gifts..........................................................................................................7
   Loans..........................................................................................................8
   Meals, Entertainment, and Travel...............................................................................8
   Bribes and Kickbacks...........................................................................................8

DOING BUSINESS INTERNATIONALLY....................................................................................8

   Import and Export Regulation/Trade Compliance..................................................................8
   Antiboycott Compliance.........................................................................................9

POLITICAL CONTRIBUTIONS AND LOBBYING..............................................................................9

ACCURACY OF REPORTS, RECORDS AND ACCOUNTS........................................................................10

RECORD RETENTION AND STORAGE.....................................................................................10

GOVERNMENT INVESTIGATIONS........................................................................................10

INSIDER TRADING; COMMUNICATIONS WITH THIRD PARTIES...............................................................11
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

TECHNOLOGY USE AND PRIVACY.......................................................................................11
   Authorization.................................................................................................11
   Prohibition Against Violating Copyright Laws..................................................................11
   Other Prohibited Uses.........................................................................................11

OUR WORK ENVIRONMENT.............................................................................................11

ENVIRONMENTAL....................................................................................................12

COMPLIANCE AND REPORTING.........................................................................................12
   Compliance....................................................................................................12
   Reporting Procedures and Other Inquiries......................................................................12






                                       ii

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                       TERAYON'S CODE OF BUSINESS CONDUCT

POLICY STATEMENT

       It is the policy of Terayon Communication Systems, Inc. ("Terayon") to conduct business in accordance with all applicable laws and regulations of the countries in which it does business. This Code of Business Conduct ("Code") is designed to promote:

       o honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

       o avoidance of conflicts of interest, including disclosure to the appropriate person of any transaction or relationship that reasonably could be expected to give rise to such a conflict;

       o full, fair, accurate, timely and understandable disclosure in the periodic reports required to be filed by Terayon with the Securities and Exchange Commission and other public communications made by Terayon;

       o compliance with all applicable governmental laws, rules and regulations;

       o the prompt internal reporting to the appropriate person of violations of this Code; and

       o      accountability for adherence to this Code.

              Terayon has established standards for behavior that govern Terayon's actions, and members of the Board of Directors, officers and employees should pattern their daily performance in compliance with those standards. Terayon promotes ethical behavior and encourages employees to talk to supervisors, managers and the Compliance Officer, who is Terayon's General Counsel, when in doubt about the best course of action in a particular situation. Additionally, employees should report violations of laws, rules, regulations or this Code to their supervisor or manager or the Compliance Officer. Employees reporting such violations in good faith will not be subject to retaliation. Any employee in or aware of a situation that he or she believes may violate or lead to a violation of this Code should follow the guidelines under "COMPLIANCE AND REPORTING" below.

              This Code covers a wide range of business practices and processes. It does not cover every issue that may arise, but it sets out basic principles to guide members of the Board of Directors, officers and employees. Corporate policies and procedures provide details pertinent to many of the provisions of this Code. Members of the Board of Directors, officers and employees are expected to be aware of, and to act in accordance with, both this Code and Terayon's other policies and procedures at all times. Although there can be no better course of action than to apply common sense and sound judgment, members of the Board of Directors, officers and employees should not hesitate to use the resources available whenever it is necessary to seek clarification.

APPROVALS AND WAIVERS

       Certain provisions of this Code require members of the Board of Directors, officers and employees to act, or refrain from acting, unless approval is received from the appropriate person. Approvals for members of the Board of Directors and executive officers may be given by the Board of Directors. Approvals for employees (including officers) may be given by the Compliance Officer. Members of the Board of Directors, officers and employees may contact the Compliance Officer for additional information on obtaining approvals.

       Employees (including officers) requesting any waivers from this Code should request such waiver in writing from the Compliance Officer. Waivers from this Code for members of the Board of Directors, Terayon's executive officers and the Compliance Officer (if he or she is not an executive officer) must be approved by the Board of Directors. Changes in this Code may only be made by the Board of Directors and must be promptly disclosed to stockholders in a Form 8-K.

CONFLICTS OF INTEREST

       Each member of the Board of Directors, officer and employee owes Terayon a duty of undivided business loyalty. This duty is violated if an employee engages in activities that cause, or may be reasonably believed to cause, a conflict with the interests of Terayon. A conflict of interest arises any time an employee's personal interests or activities influence his or her ability to act in the best interests of Terayon. All employees must discharge their responsibilities solely on the basis of what is in the best interest of Terayon and independent of personal consideration or relationships. Members of the Board of Directors and executive officers must disclose any potential conflicts of interest to the Board of Directors. Other officers and employees must disclose any potential conflicts of interest to the Compliance Officer, who will advise the disclosing officer or employee as to whether or not Terayon believes a conflict of interest exists. Member of the Board of Directors, officers and employees should also disclose potential conflicts of interest involving spouses, siblings, parents, in-laws, children, partners or other members of the disclosing party's household.

ACTIVITIES OUTSIDE TERAYON

       Although Terayon has no interest in preventing members of the Board of Directors, officers and employees from engaging in activities outside of Terayon, members of the Board of Directors, officers and employees must make sure that their outside activities do not conflict or interfere with their responsibilities to Terayon or reflect poorly on Terayon. For example, without approval, a member of the Board of Directors, officer and employee generally may not:

       o perform paid or unpaid work (including self-employment) on a product, application or functionality that competes or may compete with Terayon's business;

       o use proprietary or confidential Terayon information for any purpose other than fulfilling his or her duties to Terayon;

       o use Terayon assets or labor for personal use, except for incidental use permitted under the Terayon's policies;

       o acquire any interest in property or assets of any kind for the purpose of selling or leasing such property or assets to Terayon;

       o appear to represent Terayon as the participant in an outside activity unless Terayon has authorized the employee to represent Terayon; or

       o serve on the Board of Directors of a company or on the Customer Advisory Board or Technical Advisory Board of any for-profit enterprise that competes with Terayon's business.

INDIRECT INTERESTS AND RELATIONSHIPS

       A conflict of interest can arise because of the business activities of a member of the Board of Directors, officer or employee's close relations. A member of the Board of Directors, officer or employee has a potential conflict of interest wherever a close relative has a significant relationship with, or has a significant financial interest in, any supplier, customer or competitor of Terayon's. A relative has a significant financial interest if:

       o the relative owns more than 1% of the outstanding capital of a business; or

       o the investment represents more than 5% of the total assets of the employee or relative.

       A member of the Board of Directors, officer or employee should not make or influence any decision that could directly or indirectly benefit his or her close relative. In order to protect a member of the Board of Directors, officer or employee and Terayon from the appearance of a conflict of interest, he or she should make appropriate disclosure of the interest to the Board of Directors, in the case of members of the Board and executive officers, and the Compliance Officer, in the case of other officers and employees.

COMMUNITY ACTIVITIES

       Terayon encourages all members of the Board of Directors, officers and employees to be actively involved in their communities through volunteer service to charitable, civic and public service organizations, and through participation in the political process and trade associations.

       Members of the Board of Directors, officers and employees must make sure, however, that their service does not pose a conflict of interest with their duties to Terayon. This is particularly important before accepting any leadership position (such as membership on the board of a charitable or civic organization), before seeking or accepting political office and before advocating a charitable contribution.

SERVICE ON BOARDS OF DIRECTORS OR STANDING COMMITTEES

       Serving as a member of a board of directors of another company or as a member of a standing committee of an organization may create a conflict of interest. Board members and



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

executive officers must obtain approval from the Board of Directors, and other officers and employees must obtain approval from the Compliance Officer, prior to serving on a board or committee whose interests may be adverse to Terayon's or that may require a significant amount of time.

COMPETITOR RELATIONSHIPS

       Members of the Board of Directors, officers and employees must avoid even the appearance of a conflict of interest in their relationships with competitors. Without approval, members of the Board of Directors, officers and employees may not:

       o maintain a financial investment of more than 1% of outstanding publicly traded stock in the business of a competitor;

       o provide compensated or uncompensated services to a competitor, except for services rendered under a valid Terayon contract with the competitor;

       o disclose any Terayon proprietary information to a competitor, unless the competitor is also an actual or potential supplier or customer of Terayon and (a) the disclosure has been approved by appropriate Terayon management or the Board of Directors, as appropriate, and (b) a nondisclosure agreement is in place; or

       o utilize for any unauthorized purposes or disclose to a competitor or other third-party any proprietary data that has been entrusted to Terayon by a customer or supplier.

CORPORATE OPPORTUNITIES & RESOURCES

       Without approval, Board members, officers and employees are prohibited from taking for themselves corporate opportunities that may otherwise accrue to the benefit of Terayon. Without approval, no Board member, officer or employee may use Terayon property, information or position for improper personal gain and may not compete with Terayon directly or indirectly except as permitted by Terayon policies.

       All Board members, officer and employees should protect Terayon's assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on Terayon's profitability. All Terayon assets should be used for legitimate business purposes.

       Terayon resources may be used for incidental personal uses so long as such use is reasonable, does not interfere with a Board member's, officer's or employee's duties, is not done for pecuniary gain, does not conflict with Terayon's business and does not violate any Terayon policy.

BUSINESS RELATIONSHIPS

It is Terayon's policy to sell its products to customers on the merits of the products and Terayon's support of those products. Terayon's competitive advantage is gained through its performance, not unethical or illegal business practices. Each member of the Board of Directors, officer and employee should endeavor to deal fairly with Terayon's customers, suppliers,



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competitors and employees. No employee should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any unfair-dealing practice.

CUSTOMER RELATIONSHIPS

       Terayon's customers are Terayon's first priority. Terayon employees should always treat customers and potential customers with respect and the highest standards of business conduct.

       It is Terayon's policy to always sell its products and services on their merits and to avoid making disparaging comments about the products and services of competitors.

       Members of the Board of Directors, officers and employees should follow the following guidelines in selling Terayon products and services:

       o sell on the strength of Terayon and its products and services, not on the weaknesses of our competitors;

       o do not make claims about Terayon's products or services unless the claims are both factual and complete and can be fully substantiated;

       o do not make claims about a competitor's products or services unless the claims are based on the competitor's current published materials or other factual data approved for selling purposes by Terayon;

       o if a potential customer has a contract with a competitor, or has placed a firm order with a competitor, do not try to convince the customer to breach that contract or order; and

       o to maintain Terayon's reputation, compliance with its quality processes and safety requirements is essential. Terayon's products and services must be designed and manufactured to meet its obligations to customers. All inspection and testing documents must be handled in accordance with all applicable regulations.

SELECTING SUPPLIERS

       Terayon's suppliers, which are the companies and individuals that sell products and services to Terayon, are important to Terayon's business. Members of the Board of Directors, officers and employees should always treat suppliers and potential suppliers with respect and the highest standards of business conduct.

       Suppliers should be selected on the basis of objective criteria, such as value (quality for price), price, technical excellence, service reputation and production/service capacity. All purchasing should be done in accordance with Terayon's policies. Purchases from a supplier should never be contingent on the supplier's purchases from Terayon. All Terayon suppliers should be in full compliance with applicable labor, environmental and other laws.



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

WORKING WITH EXISTING SUPPLIERS

       Members of the Board of Directors, officers and employees should follow the following rules when working with suppliers:

       o never interfere with a supplier's contracts or business relations with a competitor of Terayon;

       o never reveal confidential information about one supplier to another supplier or to anyone outside of Terayon;

       o adhere to Terayon's guidelines concerning gifts, gratuities, entertainment and other considerations of value. See "GIFTS, GRATUITIES, ENTERTAINMENT AND OTHER CONSIDERATIONS" in this Code;

       o avoid any interest that conflicts with the employee's responsibility to Terayon. See "CONFLICTS OF INTEREST" in this Code; and

       o reject any agreement with a supplier that restrains, or may appear to restrain, competition. Such agreements violate Terayon's policies and may violate the law. Individuals with procurement responsibility should review the sections of this Code concerning antitrust and should be familiar with applicable laws. If you are unsure whether a proposed agreement violates this guideline, contact the Compliance Officer or such officer's designee.

SALES AGENTS, REPRESENTATIVES, DISTRIBUTORS, AND CONSULTANTS

       Agreements with sales representatives, agents, marketing consultants, distributors and other parties, require adherence to Terayon policy and applicable U.S. and foreign laws and regulations. Terayon requires either a contracts administration or legal review of all such agreements, as well as management approval prior to entering into any such agreements.

CONTRACTS AND COMMITMENTS

       No employee may agree to, or sign, any agreement binding Terayon without express authorization. Terayon has instituted contract and signature approval policies, which identify those individuals who have the authority to approve and sign certain contracts binding Terayon and its subsidiaries. If there are any questions about which individuals have signature authority for a given contract, contact the Compliance Officer or such officer's designee.

       Members of the Board of Directors, officers and employees involved in proposals, bid preparations or contract regulations must be certain that all statements, communications, and representations to prospective customers are truthful and accurate.

FAIR COMPETITION

       Fair competition laws, including the U.S. antitrust rules, limit what Terayon can do with another company and what Terayon can do on its own. Generally, the laws are designed to



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

prohibit agreements or actions that reduce competition and harm consumers. Members of the Board of Directors, officers and employees may not enter into agreements or discussions with competitors that have the effect of fixing or controlling prices, setting the terms of sale (discounts, prices, credit terms, etc.), dividing and allocating markets or territories or boycotting suppliers or customers. Collaboration or discussions with competitors on these topics may be illegal and employees should discontinue any conversation with competitors that broach such topics. Additionally, agreeing to or attempting to have a customer set its resale prices is a violation of the fair competition laws. U.S. and foreign antitrust laws also apply to imports and exports.

GIFTS, GRATUITIES, ENTERTAINMENT AND OTHER CONSIDERATIONS

       Use of Terayon funds or property for illegal, unethical or otherwise improper purposes is prohibited. The purpose of business entertainment and gifts in a commercial setting is to create goodwill and a sound working relationship, not to gain advantage with customers or suppliers.

GIFTS

       Except as set out below and in Terayon's policies, or with the approval of the Board of Directors, in the case of Board members and executive officers, or of the Compliance Officer, in the case of other officers and employees, members of the Board of Directors, officers and employees should refrain from giving and receiving business-related gifts.

       o No member of the Board of Directors, officer or employee or agent of Terayon may solicit or accept a business-related gift (including any payment, compensation, loan or other financial favor) having a value of more than $1,000 from a person or organization seeking to have or having a business relationship with Terayon or which has interests that could be substantially affected by actions of Terayon. Any benefits received from accepting a business-related gift should not influence, or appear to influence, selection and purchasing decisions.

       o It is never appropriate or permissible to accept or give cash or a cash equivalent from or to a vendor, supplier or customer. Cash equivalents include, among other things, checks, money orders and vouchers.

       o No member of the Board of Directors, officer or employee or agent of Terayon may give a business-related gift having a value greater than $1,000 to any person or organization on behalf of Terayon. Rules relating to U.S. and foreign government personnel are more stringent.

       o No member of the Board of Directors, officer or employee may accept a customer, vendor or supplier discount for themselves unless it is approved and available to all Terayon employees.

       Invitations to participate in so-called "directed shares," "friends and family," and similar stock purchase programs of customers, vendors or suppliers of Terayon are considered to be gifts. Members of the Board of Directors, officers and employees must decline to participate in such programs unless the member of the Board of Directors, officer or employee has sought and received approval from the Compliance Officer or the Board of Directors (if the person is a member of the Board of Directors or an executive officer) to participate in such program.

LOANS

       Members of the Board of Directors, officer and employees may not accept loans from any person or entities having or seeking business with Terayon. Members of the Board of Directors and executive officers may not receive loans from Terayon, nor may Terayon arrange for any loan. A loan from a financial institution in ordinary course at normal interest rates prevailing at the time of borrowing is permissible.

MEALS, ENTERTAINMENT, AND TRAVEL

       Members of the Board of Directors, officers and employees may provide or accept business meals and entertainment, including attendance at sporting or cultural events, as long as it is provided as a normal part of business. The value of the activity must be reasonable and permissible under Terayon's expense account procedures, regardless of whether or not Terayon is paying for the activity. Each member of the Board of Directors, officer or employee should express care to insure that their value and frequency are not excessive under all the applicable circumstances.

BRIBES AND KICKBACKS

       The use Terayon funds, facilities or property for any illegal or unethical purpose is strictly prohibited.

       o No member of the Board of Directors, officer or employee or agent of Terayon is permitted to offer, give or cause others to give, any payments for the purpose of influencing the recipient's business judgment or conduct; for instance, to buy a Terayon product or service. Such payments include money, favors, entertainment or gifts.

       o Members of the Board of Directors, officers and employees may not solicit or accept a kickback or bribe, in any form, for any reason.

DOING BUSINESS INTERNATIONALLY

IMPORT AND EXPORT REGULATION/TRADE COMPLIANCE

       Because of the international nature of its business, Terayon is subject to the import and export laws and regulations of the United States and certain foreign governments. These laws and regulations govern the international transfer of all products and services of Terayon, as well as technology, information and ideas belonging to Terayon.

       Under U.S. law, no technology may be exported without the proper government export licenses and documentation. Exports of technology include not only technology shipped via freight, but also technology that is hand-carried (employees traveling overseas), sent via courier services or U.S. mail, electronically transmitted and/or disclosed to foreign nationals in the



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United States or abroad. "Technology" is defined as hardware, software, technical documentation, product specifications, technical data, etc.

       It is the responsibility of employees to ensure that proper documentation accompanies each export or disclosure. Failure to export or re-export without the proper export license or documentation can jeopardize Terayon's compliance with U.S. export laws, as well as those laws of foreign countries. Non-compliance can result in denial of export privileges, criminal penalties, seizure of commodities, and fines to Terayon and its employees.

       It is Terayon's policy to comply fully with all applicable U.S. and foreign laws controlling the export and re-export of commercial products, technology (including software) and services. Employees must exercise the necessary diligence to ensure that Terayon and its employees, contractors, joint ventures and distributors/resellers involved in the export or re-export of U.S. origin goods, technology and services comply with all applicable U.S. and foreign government regulations regarding exports.

ANTI-BOYCOTT COMPLIANCE

       The United States has enacted antiboycott regulations which make unlawful certain actions, including but not limited to furnishing information about business relationships with boycotted countries, or information about race, religion, sex or national origin.

       Antiboycott compliance issues arise most frequently in connection with the Arab boycott of Israel. In the event that a Terayon employee or agent is asked for any prohibited information or to take any action in furtherance of a boycott, the employee or agent should respond only with the following statement:
"Terayon policy and U.S. law do not permit me to respond to the question or request."

POLITICAL CONTRIBUTIONS AND LOBBYING

       No political contributions are to be made using Terayon funds or assets, or the funds or assets of any Terayon subsidiary, to any political party, political campaign, political candidate or public official in the United States or any foreign country, unless the contribution is lawful and expressly authorized in writing. In addition, no member of the Board of Directors, officer or employee may make a political contribution on behalf of Terayon or its subsidiaries, or with the appearance that such contribution is being made on behalf of Terayon or its subsidiaries, unless expressly authorized in writing by the Board of Directors. A "contribution" is any direct or indirect payment, distribution, loan, advance, deposit, or gift of money, services or anything of value in connection with an election or to an organization or group formed to support or defend a referendum or ballet issue.

       Nothing in this Code is intended to discourage employees from making contributions of their own time or funds to political parties or candidates of their choice. However, members of the Board of Directors, officers and employees will not be compensated or reimbursed by Terayon for any personal contributions.

       Members of the Board of Directors, officers and employees must obtain prior approval by the Board of Directors to hire outside counsel or a public affairs firm to contact government officials



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regarding legislation, regulatory policy, or rule making. This includes grassroots lobbying contacts.

ACCURACY OF REPORTS, RECORDS AND ACCOUNTS

       All employees are responsible for the accuracy of their respective records, time sheets and reports. Accurate information is essential to Terayon's ability to meet legal and regulatory obligations and to compete effectively. The records and books of account of Terayon shall meet the highest standards and accurately reflect the true nature of the transactions they record.

       Members of the Board of Directors, officers and employees must not create false or misleading documents or accounting, financial or electronic records for any purpose, and no one may direct an employee to do so. For example, expense reports must accurately document expenses actually incurred in accordance with Terayon policies. Members of the Board of Directors, officers and employees must not obtain or create "false" invoices or other misleading documentation or invent or use fictitious entities, sales, purchases, services, loans or other financial arrangements for any purpose. Employees are also responsible for accurately reporting time worked.

       No undisclosed or unrecorded account or fund shall be established for any purpose. No false or misleading entries shall be made in Terayon's books or records for any reason. No disbursement of corporate funds or other corporate property shall be made without adequate supporting documentation or for any purpose other than as described in the documents. Members of the Board of Directors, officers and employees shall comply with generally accepted accounting principles and Terayon's internal controls at all times.

RECORD RETENTION AND STORAGE

       Members of the Board of Directors, officers and employees should save business records, including electronic data, as specified in Terayon's Records Retention Policy.

GOVERNMENT INVESTIGATIONS

       It is Terayon's policy to cooperate with all government investigations. Members of the Board of Directors, officers and employees must promptly notify the Compliance Officer of any government investigation.

       Members of the Board of Directors, officers and employees must not obstruct the collection of information, data or records. Terayon provides information to the government that it is entitled to during an inspection, investigation or request for information. Members of the Board of Directors, officers and employees must not lie to investigators or making misleading statements. Members of the Board of Directors, officers and employees must not attempt to cause a member of the Board of Directors, officer or employee to fail to provide accurate information.

       Members of the Board of Directors, officers and employees have the right to consult their own legal counsel, at his or her own expense.



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

INSIDER TRADING; COMMUNICATIONS WITH THIRD PARTIES

       Members of the Board of Directors, officers and employees who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of our business. For a more detailed discussion about Terayon's policy with respect to insider trading, pre-clearance and communication with media and the financial community, please see Terayon's Insider Trading Policy, Regulation FD Policy and
Section 16 Policy.

TECHNOLOGY USE AND PRIVACY

       Terayon provides various technology resources (including computers, telephones, software, copying machines, Internet access, and voice mail) to employees to assist them in performing their job duties for Terayon. Each employee has the responsibility to use Terayon's technology resources in a manner that complies with applicable laws and Terayon policies, increases productivity, enhances Terayon's public image and is respectful of other employees.

AUTHORIZATION

       Access to Terayon's technology resources is within the sole discretion of Terayon and subject to Terayon policies. Generally, employees are given access to Terayon's various technologies consistent with their job functions. Terayon reserves the right to limit such access by any means available to it, including revoking access altogether.

PROHIBITION AGAINST VIOLATING COPYRIGHT LAWS

       Employees may not use Terayon's technology resources to copy, retrieve, forward or send copyrighted materials unless the employee has the author's permission or is accessing a single copy only for the employee's reference.

       Violation of copyright laws is a potential financial and legal liability for both Terayon and the offending employee.

OTHER PROHIBITED USES

       Employees may not use any of Terayon's technology resources for any illegal purpose, in violation of any Terayon policy, in a manner contrary to the best interests of Terayon, in any way that discloses confidential or proprietary information of Terayon or third parties or for personal or pecuniary gain without approval.

OUR WORK ENVIRONMENT

       The diversity of Terayon's employees is a tremendous asset. Terayon is firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. In addition, Terayon strives to provide each employee with a safe and healthy work environment. Each employee has responsibility for maintaining a safe and healthy workplace for all employees by following health and safety rules and practices



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

and reporting accidents, injuries and unsafe equipment, practices or conditions. Terayon's Employee Handbook contains additional guidelines.

ENVIRONMENTAL

       Terayon must fully comply with all state and federal laws relating to the protection of the environment in the conduct of its business. Employees must use, store and dispose all hazardous materials properly and in accordance with applicable. Employees must report, in accordance with Terayon policies, all circumstances under which hazardous materials or wastes come in contact with the environment, are improperly handled or disposed of, or where a potential violation of law may exist.

COMPLIANCE AND REPORTING

COMPLIANCE

       Any member of the Board of Directors, officer or employee who violates the provisions of this Code will be subject to disciplinary action, up to and including termination. Willful disregard of criminal statutes underlying this Code may require Terayon to refer such violation for criminal prosecution or civil action.

REPORTING PROCEDURES AND OTHER INQUIRIES

       Questions regarding the policies in this Code may be directed to the Compliance Officer. Managers and supervisors provide timely advice and guidance to employees on ethics and compliance concerns. Managers and supervisors are expected to take a leadership role in promoting ethical business conduct. Any member of the Board of Directors, officer or employee having knowledge of, or questions or concerns about, an actual or possible violation of the provisions of this Code is obligated to promptly report the matter to the Board, in the case of a Board member or an executive officer, or the Compliance Officer, in the case of an officer or employee.

Employees with information relating to questionable accounting or auditing matters may also confidentially, and anonymously if they desire, submit the information in writing to Terayon's Audit Committee of the Board of Directors:

                    Mark Slaven
                    3com Corporation
                    350 Campus Drive
                    Marlborough, MA 01752-3064

       All conversations, calls and reports made in good faith will be taken seriously. When reporting a violation, employees will be asked to provide the time, location, names of the people involved, and other details so that Terayon can investigate. Terayon prohibits retaliation or retribution against any person who in good faith reports an ethical concern. However, anyone who uses this Code or any compliance program to spread falsehoods, threaten others, or damage another person's reputation will be subject to disciplinary action up to and including termination.



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

       This document is not an employment contract between Terayon and its employees, nor does it modify their employment relationship with Terayon.

       This Code is intended to clarify each member of the Board of Directors, officer and employee's existing obligation for proper conduct. The standards and the supporting policies and procedures may change from time to time in Terayon's discretion. Each member of the Board of Directors, officer and employee is responsible for knowing and complying with the current laws, regulations, standards, policies and procedures that apply to Terayon's work.




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
                               ACKNOWLEDGEMENT(1)

       I acknowledge that I have received and read a copy of Terayon Communication Systems, Inc.'s ("Terayon") Code of Business Conduct and Ethics (the "Code"). I understand that I am responsible for knowing and complying with the policies set forth in the Code during my employment with Terayon.

       I also acknowledge my responsibility to report any violation of this Code or any of Terayon's other policies and practices to my Chief Compliance Officer.

       I further understand that the policies contained in the Code are not intended to create any contractual rights or obligations, express or implied. I also understand that, consistent with applicable law, Terayon has the right to amend, interpret, modify or withdraw any of the provisions of the Code at any time in its sole discretion, with or without notice.

       I understand and agree that my relationship with Terayon is "at-will," which means that my employment is for no definite period and may be terminated by me or by Terayon at any time and for any reason, with or without cause or advance notice. I also understand that Terayon may demote or discipline me, or otherwise alter the terms of my employment, at any time with or without cause or advance notice.

       Finally, I understand and agree that the terms of this Acknowledgement, and my at-will relationship with Terayon, may not be modified or superseded except by a written agreement signed by the Chief Executive Officer; that no other employee or representative of the Company has the authority to enter into any such agreement; and that any agreement inconsistent with this Acknowledgement or agreeing to employ me for a specified term will be unenforceable unless in writing and signed by ___________[specify].



Employee Name:
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                                     (please print)

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                Signature                                           Date

Title:                                                Dept.:
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Please return this completed form to_______________________________ within one week from the date of your review of these documents. Thank you!



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